SCHWAB CAPITAL TRUST

(the “Trust”)

Schwab Fundamental Emerging Markets Large Company Index Fund

(the “Fund”)

Supplement dated February 28, 2017 to the

Statutory Prospectus, Statement of Additional Information (SAI) and Summary Prospectus

each dated February 28, 2017

This supplement provides new and additional information beyond that contained in the Statutory Prospectus, SAI and Summary Prospectus and should be read in conjunction with those documents.

IMPORTANT NOTICE REGARDING CHANGES AFFECTING YOUR INVESTMENT

At a meeting held on January 18, 2017, the Board of Trustees of the Trust (the “Board”) approved changes to certain agreements affecting the Fund. In particular, the Board approved an Amended and Restated Investment Advisory and Administration Agreement (“Amended Advisory Agreement”), which will change the rate of the management fees payable by the Fund to Charles Schwab Investment Management, Inc. (“CSIM”), the Fund’s investment adviser, as well as a change to the management fee structure of the Fund to a unitary fee structure.

In addition, the Board approved the removal of the required initial investment minimum for the Fund and the shareholder servicing fee currently payable by the Fund. Similarly, the expense limitation agreement, which currently limits the Fund’s total expenses, will be terminated with respect to the Fund.

The changes to the Fund described in this Supplement will take effect on May 1, 2017. Below is additional information regarding the proposed changes:

1. Change to management fee and Fund operating expense ratio (OER)

Fund	Current Management Fee	New Management Fee	Current Gross OER	Current Net OER*	New OER
Schwab Fundamental Emerging Markets Large Company Index Fund	0.50% of the Fund’s average daily net assets not in excess of $500 million, 0.48% of such net assets greater than $500 million and not in excess of $5 billion, 0.46% of such net assets greater than $5 billion and not in excess of $10 billion, and 0.44% of such assets over $10 billion	0.39%	0.88%	0.49%	0.39%

*	After expense reduction. The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Fund to the level outlined in the Fund’s prospectus for so long as the investment adviser serves as the adviser to the Fund. The Board has approved the termination of this agreement with respect to the Fund.

2. Change to management fee structure to adopt a unitary fee structure

Under the new management fee structure, CSIM will pay the operating expenses of the Fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses and extraordinary or non-routine expenses.

3. Change to minimum initial investment

The minimum initial investment required to invest in the Fund will be eliminated.

4. Change to Shareholder Servicing Plan

The Shareholder Servicing Plan will be terminated with respect to the Fund. Accordingly, the Fund will no longer be subject to shareholder servicing fees.

5. Change to expense limitation agreement

The expense limitation agreement which currently limits the Fund’s total expenses will be terminated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG96147-00 (02/17)

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